UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

MultiPlan Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39228	83-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Fifth Avenue New York, NY (Address principal executive offices)	10003 (Zip Code)
Registrants telephone number, including area code: (212) 780-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

MultiPlan Corporation (NYSE: MLPN) (“MultiPlan,” “we,” “our” or the “Company”) is providing preliminary third quarter fiscal 2020 financial results.

Preliminary Third Quarter 2020 Revenue

Although the financial results for the three months ended September 30, 2020 are not yet finalized, MultiPlan expects to report stronger than previously forecast revenue performance for the quarter. Preliminary September 2020 results continued the trend seen in July and August and we estimate revenue for the three months ended September 30, 2020, to be between $220.0 million and $225.0 million, compared to $245.8 million for the three months ended September 30, 2019, a decrease of $23.3 million or 9.5%, and compared to $206.9 million for the three months ended June 30, 2020, an increase of $15.6 million or 7.6%, in each case, calculated using the midpoint of the range.

Cautionary Statement Regarding Preliminary Financial Results

The preliminary financial and operational information included herein is unaudited and reflects our management’s estimates based solely upon information available to us as of the date hereof and are the responsibility of management. We have provided a range, rather than a specific amount, for the preliminary revenue results included herein, primarily because our financial closing procedures for the three months ended September 30, 2020 have just commenced and, as a result, we expect that our final results upon completion of our closing procedures for such period may vary from the preliminary estimates included herein. For instance, we have not begun review of most account reconciliations or expense accruals, or prepared notes to our financial statements.

In preparing this information, management made a number of complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. Our actual results for the three months ended September 30, 2020 will not be available until after the date hereof and may differ materially from these estimates. Accordingly, you should not place undue reliance upon these preliminary financial results. For example, during the course of the preparation of the respective financial statements and related notes, additional items that would require material adjustments to be made to the preliminary estimated consolidated financial results presented above may be identified. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control.

The preliminary financial data included in this Current Report on Form 8-K (this “Report”) has been prepared by, and is the responsibility of, MultiPlan management.

Item 7.01.	Regulation FD Disclosure.

MultiPlan has launched a process to refinance its 7.125% Senior Notes due 2024 and indebtedness under its existing senior secured credit facilities with the goal of meaningfully lowering annual interest expense, extending maturities and increasing access to liquidity. However, the timing and terms of any such refinancing are subject to market and other conditions, and there can be no assurance that such indebtedness will be refinanced.

MultiPlan also announced that David Redmond, Executive Vice President and Chief Financial Officer of the Company, was diagnosed with COVID-19. Mr. Redmond is receiving treatment and continues to perform his responsibilities remotely as Executive Vice President and Chief Financial Officer of the Company. In the event Mr. Redmond is required to take medical leave, MultiPlan has developed a temporary plan to cover Mr. Redmond’s responsibilities.

The Company issued a press release regarding its preliminary revenue results for the three months ended September 30, 2020 and the information disclosed under this Item 7.01. A copy of the press release is furnished as Exhibit 99.1 to this Report.

This Report and the press release attached hereto as Exhibit 99.1 do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any securities that may be issued in connection with the refinancing described above will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description of Exhibits

99.1	Press Release, dated October 19, 2020.

Forward-Looking Statements

This Report includes statements that express our and our subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. Forward-looking statements include our expectations regarding our financial and operational information for the three months ended September 30, 2020 after the completion of our closing procedures. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting our business.

Factors that may impact such forward-looking statements include the factors discussed under “Risk Factors” in the Company’s Definitive Proxy Statement on Schedule 14A filed September 18, 2020, as such risk factors may be updated from time to time in the Company’s periodic and other filings with the SEC. The Company’s periodic and other filings are accessible on the SEC’s website at www.sec.gov. You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. Except as required by applicable law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this news release to conform these statements to actual results or to changes in our expectations.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2020	MultiPlan Corporation
	By:	/s/ Mark Tabak
	Name:	Mark Tabak
	Title:	Chief Executive Officer